Exhibit 99
NATIONAL PATENT DEVELOPMENT CORPORATION ANNOUNCES FURTHER DETAIL
REGARDING PROJECTED PROCEEDS FROM THE SALE OF ITS WHOLLY-OWNED
SUBSIDIARY, FIVE STAR PRODUCTS, INC.

EAST HANOVER, NJ (December 4, 2009) - National Patent Development Corporation (OTC Bulletin Board: NPDV.OB) today announced further detail regarding the projected proceeds to be received from its previously announced sale of all of the issued and outstanding shares of common stock of its wholly-owned subsidiary, Five Star Products, Inc., the sole stockholder of Five Star Group, Inc., to The Merit Group, Inc. pursuant to a Stock Purchase Agreement between the parties.

National Patent previously announced that the aggregate purchase price for the shares of Five Star Products common stock to be sold to Merit in the sale would be approximately $33 million, subject to certain adjustments, and that National Patent anticipated that it would receive approximately $13 million after the required repayment of Five Star’s existing debt but before any other costs and adjustments.  National Patent is now able to estimate that those costs and adjustments may total between $3.5 and $4.5 million, and include: payment of transaction costs, an agreed share of any losses on the sale of certain designated Five Star inventory, severance costs, certain costs associated with rent owed at Five Star’s Connecticut warehouse, the satisfaction of certain obligations (if any) under state environmental laws, and certain other adjustments.  All adjustments are more fully described in the Notice of Special Meeting of Stockholders, and accompanying proxy statement, which National Patent filed today.

The estimated range of costs and adjustments represents management of National Patent’s best estimate at this time.  Actual costs and adjustments may vary from this range and such variance may be material, and National Patent cautions that undue reliance should not be placed upon this estimate.  The sale remains subject to the approval of the stockholders of National Patent.

Five Star Products, Inc., a Delaware corporation wholly-owned by National Patent and headquartered in East Hanover, New Jersey, is engaged in the wholesale distribution of paint sundry and hardware products in the Northeast and Middle-Atlantic states with particular strength in the greater New York metropolitan area. Five Star distributes products to approximately 3,000 independent retail dealers, which include paint stores, independent hardware stores, lumber yards, and do-it yourself centers. Five Star distributes a range of private label products sold under the “Five Star” name. Five Star operates two distribution centers, the primary one located in East Hanover, New Jersey and another in Newington, Connecticut.

National Patent Development Corporation, a Delaware corporation headquartered in East Hanover, New Jersey, owns and operates a home improvement distribution business through Five Star Products, Inc., and also owns certain other assets.

The Merit Group, Inc. a South Carolina corporation headquartered in Spartanburg, South Carolina, provides wholesale distribution of paint sundry and drywall related products through its Lancaster, Merit Trade Source and Merit Pro trade names. The Company’s customers are located throughout the United States, the Caribbean and Central and South America.  The Company services over 10,000 retail locations including leading national, regional and independent paint chains, home improvement centers, hardware stores, lumber yards and drywall yards through its seven regional distribution centers. The Company also offers a broad assortment of paint sundry and drywall related products under its “Merit Pro” brand.

Important Information

This communication may be deemed solicitation material in respect of the transaction described herein.  Because the transaction requires the approval of the stockholders of National Patent, National Patent anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy to be used by National Patent to solicit the approval of its stockholders for such transaction. YOU ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION, IF AND WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED BY NATIONAL PATENT WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH A PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can obtain free copies of any such materials (including any proxy statement) filed by National Patent with the SEC, as well as other filings containing information about National Patent, at the SEC’s Internet Site (http://www.sec.gov).  National Patent will also provide copies of any such proxy statement and other information filed with the SEC to any stockholder, at the actual cost of reproduction, upon written request to Ira J. Sobotko, Vice President and Chief Financial Officer of National Patent, at 903 Murray Road, PO Box 1960, East Hanover, New Jersey 07936, or via telephone at (973) 428-4600.  This announcement is not a solicitation of proxies.

Participants in Solicitation

National Patent and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from National Patent’s stockholders with respect to the transaction described herein.  Information regarding the officers and directors of National Patent is set forth in the definitive proxy statement for National Patent’s 2009 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on November 18, 2009, and information regarding direct or indirect interests in the transaction by any officer or director of National Patent, if any, by securities holdings or otherwise, would be set forth in a definitive proxy statement to be filed by National Patent with the SEC in the event such a filing were to occur.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.  Forward-looking information may be identified by such forward-looking terminology as “anticipate”, “believe”, “may”, “will”, and similar terms of variations of such terms. Our forward looking statements, including those relating to consummation of the sale transaction and satisfaction of the other conditions and contingencies to the consummation of the sale transaction, are based on our assumptions, estimates and projections about National Patent and the Five Star business and involve significant risks and uncertainties, including: the risk that the transaction will not be consummated;  the risk that conditions and other contingencies to consummation and closing will not occur;  the risk that anticipated benefits from the sale transaction may not be realized or may take longer to realize than expected; the risk that estimated or anticipated costs, charges and liabilities to be incurred in connection with effecting the transaction may differ from or be greater than anticipated; and the effect of any regulatory approvals or conditions. Additional information on these and other risks, uncertainties and factors is included in National Patent’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by National Patent with the SEC.  If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, actual results could differ materially and consummation of the transaction may not occur. You are urged to consider all such risks and uncertainties. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. National Patent assumes no obligation to, and does not plan to, update any such forward-looking statements, other than as required by law.

Contact:
National Patent Development Corporation
John Belknap 973-428-4600